--------------------------------------------------------------------------------




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2002

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2002, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2002-2)


                           IMPAC SECURED ASSETS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       CALIFORNIA                    333-66328                 33-071-5871
----------------------------         -----------               ------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
of Incorporation)                    File Number)            Identification No.)


1401 Dove Street
Newport Beach, California                                         92660
-------------------------                                       ----------
(Address of Principal                                           (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600



--------------------------------------------------------------------------------

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On March 28, 2002, a single series of certificates, entitled Impac Secured Assets Corp.,Mortgage Pass-Through Certificates, Series 2002-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2002 (the "Agreement"), among Impac Secured Assets Corp., as company (the "Company"), Impac Funding Corporation as master servicer (the "Master Servicer") and Bankers Trust Company of California, N.A. as trustee (the "Trustee").

         On April 8, 2002, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Company certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $28,303,882.66 with funds on deposit in the pre-funding account (the "Pre-Funding Account") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated April 8, 2002, between the Company and the Trustee (the "First Subsequent Transfer Instrument"). Attached to the First Subsequent Transfer Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such First Subsequent Transfer Instrument.

         In addition, on April 18, 2002, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Company certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $28,267,249.64 with funds on deposit in the Pre-Funding Account established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated April 18, 2002, between the Company and the Trustee (the "Second Subsequent Transfer Instrument"). Attached to the Second Subsequent Transfer Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Second Subsequent Transfer Instrument.

Item 5.   OTHER EVENTS.

Description of the Mortgage Pool

     The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, fixed-rate first lien mortgage loans having original terms to maturity of not greater than 30 years (the "Subsequent Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of
(i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $193,381,668.67 as of April 1, 2002 and (ii) the Pre-Funding Account, which contained approximately $56,618,331.43.

     As more fully described above, on April 8, 2002, and April 18, 2002, the Company purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Account.

     The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of April 1, 2002, with respect to the Subsequent Mortgage Loans.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)   Not applicable

          (b)   Not applicable

          (c)   Exhibits:


  EXHIBIT NO.  DESCRIPTION
  -----------  -----------

      99.1 Characteristics of the Mortgage Pool as of April 1, 2002, relating to Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2002-2.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             IMPAC SECURED ASSETS CORP.

                                             By: /s/ Richard J. Johnson
                                                --------------------------------
                                             Name:    Richard J. Johnson
                                             Title:   Chief Financial Officer

Dated: May 13, 2002

                                  EXHIBIT INDEX



EXHIBIT NUMBER                       DESCRIPTION

99.1 Characteristics of the Mortgage Pool as of April 1, 2002, relating to Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2002-2.